EXHIBIT 10.1

EXECUTION VERSION

THIRD AMENDMENT

Dated as of July 28, 2022

to the

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

among

AVIS BUDGET HOLDINGS, LLC,

AVIS BUDGET CAR RENTAL, LLC,
as Borrower,

AVIS BUDGET GROUP, INC.,

The Subsidiary Borrowers from Time to Time Parties Thereto,
The Several Lenders from Time to Time Parties Thereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

and the Other Parties Thereto

Dated as of July 9, 2021

JPMORGAN CHASE BANK, N.A., CITIGROUP GLOBAL MARKETS INC., DEUTSCHE BANK SECURITIES INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

as Joint Lead Arrangers and Joint Bookrunners

THIRD AMENDMENT

THIRD AMENDMENT, dated as of July 28, 2022 (this “Amendment”), among AVIS BUDGET HOLDINGS, LLC (“Holdings”), AVIS BUDGET CAR RENTAL, LLC (the “Borrower”), the Third Amendment Incremental Revolving Lender (as defined below) and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:
WHEREAS, reference is hereby made to the Sixth Amended and Restated Credit Agreement dated as of July 9, 2021 (as heretofore amended, supplemented or otherwise modified from time to time, the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among others, Holdings, the Borrower, Avis Budget Group, Inc., the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto (the “Lenders”) and the Administrative Agent; and

WHEREAS, pursuant to Section 2.23 of the Existing Credit Agreement, the Borrower has requested that increases in the Revolving Commitment in the amount of $50,000,000 be made available to the Borrower, and the Administrative Agent and the Third Amendment Incremental Revolving Lender (as defined below) have agreed, upon the terms and subject to the conditions set forth herein, that Wells Fargo Bank, National Association (the “Third Amendment Incremental Revolving Lender”) will provide the Third Amendment Increased Revolving Commitment (as defined below), and as permitted by Section 2.23 of the Existing Credit Agreement, the Existing Credit Agreement will be amended as set forth herein without additional consent or approval of the other Lenders;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.
SECTION 2.Third Amendment Increased Revolving Commitment. Subject to the terms and conditions set forth herein, the Third Amendment Incremental Revolving Lender agrees to provide a revolving commitment in an amount equal to the amount set forth under the heading “Increased Revolving Commitment” opposite the Third Amendment Incremental Revolving Lender’s name on Exhibit A hereto (such commitment, the “Third Amendment Increased Revolving Commitment”), such that its total Revolving Commitment on the Third Amendment Effective Date (as defined below) shall be the amount set forth under the heading “Total Revolving Commitment” opposite such Lender’s name on Exhibit A hereto.
SECTION 3.Joinder and Amendment of the Credit Agreement. Subject to the terms and conditions set forth herein, on the Third Amendment Effective Date: (a) The Third Amendment Increased Revolving Commitment shall be deemed to be an Incremental Revolving Commitment (as defined in the Credit Agreement), the Third Amendment Incremental Revolving Lender shall be deemed to be an Incremental Revolving Lender (as defined in the Credit Agreement) and this Agreement shall be deemed to be an Incremental Commitment Agreement (as defined in the Credit Agreement), in each case, for all purposes of the Credit Agreement and the other Loan Documents and (b) Schedule 1.1A (Commitments) to the Credit Agreement is hereby amended by supplementing such schedule with the information contained in Exhibit A hereto.
SECTION 4.Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that each of the representations and warranties set forth in Section 4 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects except to the extent that such representations and warranties expressly relate solely to a specific earlier date, and except for any representation and warranty that is qualified as to “materiality,” “Material

Adverse Effect,” or similar language, in which case the Borrower hereby confirms, reaffirms and restates that such representations and warranties are true and correct in all respects.
SECTION 5.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date on which such conditions are satisfied, the “Third Amendment Effective Date”):
(a)The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings, the Borrower, the Administrative Agent and the Third Amendment Incremental Revolving Lender;
(b)The Administrative Agent shall have received (i) a Guarantee and Collateral Acknowledgement substantially in the form attached hereto as Exhibit B, executed and delivered by each Loan Party (other than ABG) and (ii) a Guarantee Acknowledgement substantially in the form attached hereto as Exhibit C, executed and delivered by ABG.
(c)(x) The Borrower shall have delivered all documentation and information as is reasonably requested in writing by the Third Amendment Incremental Revolving Lender at least three days prior to the anticipated Third Amendment Effective Date required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and (y) to the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), at least five days prior to the Third Amendment Effective Date, any Lender that has requested, in a written notice to the Borrower at least ten days prior to the Third Amendment Effective Date, a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation (a “Beneficial Ownership Certification”) in relation to the Borrower shall have received such Beneficial Ownership Certification.

(d)The Administrative Agent shall have received all fees required to be paid to the Administrative Agent, the Joint Lead Arrangers and the Third Amendment Incremental Revolving Lender in connection herewith, accrued reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) and other compensation due and payable to the Administrative Agent, the Joint Lead Arrangers and the Third Amendment Incremental Revolving Lender on or prior to the Third Amendment Effective Date.

(e) The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Third Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(f)The Administrative Agent shall have received an executed legal opinion of Kirkland & Ellis LLP, counsel to the Borrower and its subsidiaries, substantially in the form of Exhibit E to the Credit Agreement, addressed to the Administrative Agent and the Third Amendment Incremental Revolving Lender as of the Third Amendment Effective Date.

(g)The Administrative Agent shall have received a solvency certificate in form and substance reasonably satisfactory to it from a Responsible Officer of the Borrower that shall document the solvency of the Borrower and its Subsidiaries after giving effect to the Third Amendment Increased Revolving Commitment and the application of the proceeds thereof.

(h)No Default or Event of Default shall have occurred and be continuing or would immediately result from the Third Amendment Increased Revolving Commitment.

(i) Each of the representations and warranties set forth in Section 4 of the Credit Agreement (as amended by this Amendment) shall be true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the Third Amendment Effective Date as if made on such date, except to the extent that such representations and warranties expressly relate solely to a specific earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date and in all respects if any such representation and warranty is qualified by materiality).

(j)The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower stating the Borrower’s compliance with the conditions set forth in clauses (h) and (i) above of this Section 5.

SECTION 6.Continuing Effect; No Other Amendments or Consents.
(a)    Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Security Documents or the other Loan Documents or a novation of the Credit Agreement or any other Loan Document. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Loan Documents.

(c)    The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document and an Incremental Commitment Agreement.

SECTION 7.Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.
SECTION 8.Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. As used herein, “Electronic

Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
SECTION 9.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
AVIS BUDGET HOLDINGS, LLC
By:    /s/ David T. Calabria
Name: David T. Calabria
Title: Senior Vice President and Treasurer
AVIS BUDGET CAR RENTAL, LLC
By:    /s/ David T. Calabria
Name: David T. Calabria
Title: Senior Vice President and Treasurer

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:    /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Signature Page to Third Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Third Amendment Incremental Revolving Lender
By:    /s/ Jonathan D. Beck
Name: Jonathan D. Beck
Title:     Director

Signature Page to Third Amendment

EXHIBIT A

Name of Lender	Current Revolving Commitment	Increased Revolving Commitment	Total Revolving Commitment
Wells Fargo Bank, National Association	$0.00	$50,000,000.00	$50,000,000.00

EXHIBIT B

Form of Guarantee and Collateral Acknowledgement
July 28, 2022
Reference is made to the Sixth Amended and Restated Credit Agreement dated as of July 9, 2021 (as amended from time to time, the “Credit Agreement”) among Avis Budget Car Rental, LLC, the Lenders and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

Each of the parties hereto hereby acknowledges and consents to the Third Amendment, dated as of July 28, 2022 (the “Amendment”) to the Credit Agreement and agrees with respect to each Loan Document to which it is a party:
(a)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and its guarantee, if any, of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover the Third Amendment Increased Revolving Commitment provided pursuant to the Amendment and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and
(b)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents, including, without limitation, the obligations under the Amendment.
IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Collateral Acknowledgement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

[		]
By:
Name:
Title:

EXHIBIT C

Form of Guarantee Acknowledgement
July 28, 2022
Reference is made to the Sixth Amended and Restated Credit Agreement dated as of July 9, 2021 (as amended from time to time, the “Credit Agreement”) among Avis Budget Car Rental, LLC, the Lenders and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

Parent hereby acknowledges and consents to the Third Amendment, dated as of July 28, 2022 (the “Amendment”) to the Credit Agreement and agrees with respect to each Loan Document to which it is a party that all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and its guarantee of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover the Third Amendment Increased Revolving Commitment provided pursuant to the Amendment and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto.
IN WITNESS WHEREOF, the undersigned has caused this Guarantee Acknowledgement to be duly executed and delivered by its respective proper and duly authorized officers as of the day and year first above written.

AVIS BUDGET GROUP, INC.

By: _______________________________
Name:
Title: